                                                                    Exhibit 10.1

EXHIBIT 10.1                                                      Execution Copy



                         SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement, dated as of March 3, 2000 (this "Agreement"), is entered into by and between Radiant Systems, Inc., a Georgia corporation (the "Company"), and America Online, Inc., a Delaware corporation (the "Purchaser").

                                   RECITALS
                                   --------

     A. The Company and the Purchaser (collectively, the "Parties") have established a strategic relationship and have executed and delivered a Marketing and Development Agreement of even date herewith (the "Marketing Agreement").

     B. As part of the Parties' strategic relationship and to provide the Company with additional resources to conduct its business, the Purchaser is willing to purchase from the Company, and the Company is willing to issue and sell to the Purchaser, on the terms and subject to the conditions set forth herein, at the closing specified herein, 666,667 shares (the "Shares") of the common stock, par value $.001 per share, of the Company (the "Common Stock").


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Purchase and Sale of the Shares
          -------------------------------

          (a)  Purchase and Sale. In reliance upon the representations,
               -----------------
warranties and covenants of the parties set forth herein, and subject to satisfaction of the conditions set forth in Section 1(c) hereof and the other terms set forth herein, the Company agrees to issue, sell and deliver to the Purchaser, and the Purchaser agrees to purchase from the Company, at the Closing (as defined below), the Shares for an aggregate purchase price of $10,000,000 (the "Purchase Price").

          (b)  Delivery of the Shares; Payment of Purchase Price. At the
               -------------------------------------------------
Closing, the Company shall deliver to the Purchaser certificates representing the Shares and take all other actions necessary to reflect the ownership of the Shares by the Purchaser on the books and records of the Company, and the Purchaser shall pay the Purchase Price by wire transfer of immediately available funds to an account designated by the Company on Schedule A hereto.

          (c)  Conditions. (i) The obligations of the Purchaser under this
               ----------
Section 1 to be performed at the Closing are subject to satisfaction of the following conditions:

               (A) The representations and warranties of the Company contained in this Agreement shall be true and correct, in all material respects, at and as of the Closing, and the Company shall have performed and complied with all the covenants and agreements and satisfied all the conditions required by this Agreement to be performed or compiled with or satisfied by the Company at or prior to the Closing. The Purchaser shall have received a certificate dated as of the date of the Closing and signed by the President of the Company stating that, to the best of his knowledge after due inquiry, the conditions specified in this Section 1(c)(i)(A) and in Section 1(c)(i)(D) hereof have been satisfied.

               (B) The Marketing Agreement shall have been executed and delivered by the Company.


               (C) The Company shall have received all consents and approvals of parties necessary for the Company to consummate the transactions contemplated hereby and by the Marketing Agreement.

               (D) The Purchaser shall have received from the Company such other documents confirming the accuracy and completeness of the representations and warranties of the Company set forth herein as the Purchaser may reasonably request.

          (ii) The obligations of the Company under this Section 1 to be performed at the Closing shall be subject to satisfaction of the following conditions:

               (A) The representations and warranties of the Purchaser contained in this Agreement shall be true and correct, in all material respects, at and as of the Closing, and the Purchaser shall have performed and complied with all the covenants and agreements and satisfied all the conditions required by this Agreement to be performed or compiled with or satisfied by the Purchaser at or prior to the Closing.

               (B) The Marketing Agreement shall have been executed and delivered by the Purchaser.

               (C) The Purchaser shall have received all consents and approvals of third parties necessary for the Purchaser to consummate the transactions contemplated hereby and by the Marketing Agreement.

               (D) The Company shall have received from the Purchaser such other documents confirming the accuracy and completeness of the representations and warranties of the Purchaser set forth herein as the Company may reasonably request.

          (d)  Closing. The closing with respect to the purchase and sale of the
               -------
Shares (the "Closing") shall take place at the offices of Arnold & Porter, 555 Twelfth Street, N.W., Washington, D.C. 20004 on the second Business Day following the execution of this Agreement or on such other date as may be agreed by the Parties (the "Closing Date"). The parties may participate in the Closing through facsimile transmission of documents.

          (e)  Registration Rights. The Purchaser shall have the registration
               -------------------
rights specified in Registration Rights Statement attached hereto as Exhibit A.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Purchaser that, except as set forth in the Company's Disclosure Schedule attached to this Agreement as Exhibit B (the "Disclosure Schedule"), the statements contained in the following paragraphs of this Section 2 are all true and correct:

          (a) Organization and Good Standing; Articles of Incorporation and
              -------------------------------------------------------------
Bylaws; Subsidiaries.  Each of the Company and each of its material subsidiaries
--------------------
is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted. Each of the Company and each of its subsidiaries is duly qualified to conduct business as a foreign corporation and is in good standing as a foreign corporation in all jurisdictions where the properties owned, leased or operated by it are located or where its business is conducted, except where the failure to so qualify or be in good standing is not reasonably likely to have a material adverse effect on the business, financial condition, results of operations, assets, liabilities or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has previously delivered to the Purchaser a true and complete copy of the Articles of Incorporation and Bylaws of the Company as in effect on the date hereof. The Company does not own more than a five- percent equity or other ownership interest in, or otherwise control, any corporation, partnership, limited partnership, limited liability company or other entity.

          (b) Corporate Power.  The Company has all requisite legal and
              ---------------
corporate power to enter into, execute, deliver and perform its obligations under this Agreement. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms.

          (c)  Authorization, Etc.
               ------------------

                 (i)   Corporate Action. All corporate and legal action on the
                       ----------------
part of the Company, its officers, directors and stockholders necessary for the execution and delivery of this Agreement, the issuance and sale of the Shares, and the performance of the Company's other obligations hereunder, has been taken.

                 (ii)  Valid Issuance. The Shares, upon their issuance pursuant
                       --------------
to this Agreement, will be validly issued, fully-paid and nonassessable.


                 (iii) No Preemptive Rights. No person has any right of first
                       --------------------
refusal or any preemptive or similar right in connection with the issuance of the Shares or the issuance of any other securities by the Company.

          (d)    Noncontravention. Neither the execution, delivery and
                 ----------------
performance of and compliance with this Agreement nor the issuance and sale of the

Shares hereunder will result in or constitute any breach, default or violation of (i) any agreement, contract, lease, license, equipment lease, instrument or commitment (oral or written) to which the Company or any of its subsidiaries is a party or is bound or (ii) any law, rule, regulation, statute or order applicable to the Company or any of its subsidiaries or their respective properties, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its subsidiaries, any of which breach, default or violation would have a Material Adverse Effect or (iii) the Company's Articles of Incorporation or By-laws.

          (e)  Consents, Etc.  No consent, approval, order or authorization of,
               --------------
or designation, registration, declaration or filing with, any federal, state, local or provincial or other governmental authority or other person on the part of the Company or any of its subsidiaries is required in connection with the valid execution, delivery or performance of this Agreement (including without limitation the offer, sale or issuance of the Shares), other than, if required, filings or qualifications under applicable state securities laws, which filings or qualifications, if required, will be timely filed or obtained by the Company or its subsidiaries.

          (f)  Offering.  In reliance, in part, on the representations and
               --------
warranties of the Purchaser in Section 3 hereof, neither the offer, sale nor issuance of the Shares in conformity with the terms of this Agreement will result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended, (the "Securities Act"), or the qualification or registration requirements of any applicable state securities laws.

          (g)  Capitalization. (i) Section 2(h) of the Disclosure Schedule sets
               --------------
forth the authorized, issued and outstanding capitalization of the Company as of the date hereof, and all of the issued and outstanding shares of capital stock reflected therein have been duly authorized and validly issued, are fully paid and nonassessable and have been offered, issued, sold and delivered by the Company in compliance with all applicable federal and state securities laws and without violating any right of first refusal or any preemptive or any similar right of any person.

               (ii)  Options, Warrants, Reserved Shares. Except as disclosed in
                     ----------------------------------
the Company's most recent definitive proxy statement filed with the SEC, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of the Company's capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock, nor is the Company obligated in any manner to issue any shares of its capital stock or any other securities.

          (h)  Financial Statements and Related Matters.  The Company's
               ----------------------------------------
consolidated balance sheet and consolidated statements of operations, cash flows and changes in stockholders' equity for the year ended December 31, 1998 and the Company's consolidated balance sheet and consolidated statements of operations and cash flows for the nine months ended September 30, 1999 (collectively, the "Financial Statements"), each as filed by the Company with the Securities and Exchange Commission (the "SEC") on Form 10-K on March 31, 1999 and on Form 10-Q on

November 15, 1999, respectively, have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be noted therein). Furthermore, the Financial Statements are complete and correct in all material respects and accurately set out and describe in all material respects the consolidated financial condition, results of operations, cash flows or changes in stockholders' equity of the Company and its subsidiaries as of the date or for the period indicated. There has been no material change in the Company's accounting policies except as described in the notes to the Financial Statements. Except as set forth in the Financial Statements, neither the Company nor any of its subsidiaries has any indebtedness, obligation or liability (contingent or otherwise) that, either alone or when combined with all similar obligations or liabilities, would be material to the Company and its subsidiaries taken as a whole, and there does not exist a set of circumstances that, to the knowledge of the Company, could reasonably be expected to result in any such material indebtedness, obligation or liability. Since December 31, 1998, there has been no material adverse change in the consolidated business, financial condition, results of operations, assets, liabilities or prospects of the Company or its subsidiaries. The Company has made all filings (the "SEC Filings") with the SEC required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act. None of the SEC Filings, as of their respective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (i)  Compliance with Laws.  Neither the Company nor any of its
               --------------------
subsidiaries is (i) subject to the terms or provisions of any material judgment, decree, order, writ or injunction or (ii) in violation of any terms or provisions of any laws, rules, or regulations, except where such violations do not and are not likely to have a Material Adverse Effect.

          (j)  Proprietary Assets.
               ------------------

               (i) Each of the Company and its subsidiaries (A) owns or has sufficient rights in and to all Proprietary Assets (as defined below) used in or necessary for its business as currently conducted and as proposed to be conducted, free and clear of all material liens and other encumbrances; and (B) has taken reasonable and customary measures and precautions necessary to protect and maintain the confidentiality and secrecy of all its Proprietary Assets (except the Proprietary Assets whose value would be unimpaired by public disclosure) and otherwise to maintain and protect the value of all its Proprietary Assets.

               (ii) Except where such infringement, misappropriation or unlawful use has not or could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries is infringing, misappropriating or making any unlawful use of or has at any time infringed, misappropriated or made any unlawful use of, any Proprietary Asset owned or used by any other Person (as defined below); and no claims or notices (in writing or otherwise) with respect to Proprietary Assets have been communicated to the Company or any of its subsidiaries: (A) to the effect that the manufacture, sale, license or use of any Proprietary Assets as now used or currently offered or proposed for use or sale by the Company or any of its subsidiaries infringes or potentially infringes, or constitutes a misappropriation or unlawful use of any patent, trademark, trade name, service mark, copyright, maskwork, trade secret or other proprietary or intellectual property right of a third party, or (B) challenging the ownership or validity of any of the rights of the Company or any of its subsidiaries to or their interest in such Proprietary Assets. Neither the Company nor any of its subsidiaries has received any notice to the effect that any patents or registered trademarks, service marks or copyrights held by the Company or any of its subsidiaries are invalid or not subsisting. To the Company's knowledge, no other Person is infringing, misappropriating or making any unlawful use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Proprietary Asset used in or pertaining to the business of the Company or any of its subsidiaries.

               (iii) The Proprietary Assets used in or pertaining to the business of the Company and its subsidiaries as currently conducted and as proposed to be conducted are sufficient to enable the Company and its subsidiaries to conduct its business in the manner in which such business has been and is being conducted free from liabilities or valid claims of infringement or misappropriation by third parties. Neither the Company nor any of its subsidiaries has licensed any of its Proprietary Assets to any Person on an exclusive basis or entered into any covenant not to compete or contract limiting its ability to sell its products or services in any market or geographical area or with any Person other than restrictions in a license agreement that are typical of those granted in the ordinary course of business in its industry.

               (iv) As used herein, "Proprietary Assets" means: (A) any patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, source code, databases, invention, design, blueprint, engineering drawing, proprietary product, technology, or other proprietary or intellectual property right or intangible asset, in any medium in whole or in part; and (B) any right to use or exploit any of the foregoing.

               (v) As used herein, "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, any governmental entity or any other entity or organization.

          (k)  No Brokers.  Neither the Company nor, to the Company's knowledge,
               ----------
any Company stockholder is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with any transaction contemplated hereby.

          (l)  Y2K.  The Company has reviewed its and its subsidiaries'
               ---
operations and those of any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem; as a result of such review, the Company has no reason to believe, and does not believe, that the Year

2000 Problem will have a Material Adverse Effect or result in any material loss or interference with the Company's or its subsidiaries' business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, (i) properly execute with all date data, whether from years in the same century or different centuries, including by yielding correct results in arithmetic operations, comparisons and sorting of date fields and in leap year calculations, and (ii) continue to operate without abnormally ceasing to execute or returning an error message due to date-related processing.

     3.   Representations and Warranties of the Purchaser. The Purchaser
          -----------------------------------------------
represents, and warrants to, and covenants with, the Company as follows:

          (a)  Investment Intent; Authority. The Purchaser is acquiring the
               ----------------------------
Shares for investment for the Purchaser's own account, and not as nominee or agent for investment and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act. The Purchaser has the full right, power, authority and capacity to enter into and perform this Agreement and this Agreement will constitute a valid and binding obligation upon the Purchaser.

          (b)  Shares Not Registered. The Purchaser understands and acknowledges
               ---------------------
that the issuance and sale of the Shares hereunder has not been registered under the Securities Act or qualified under any state securities laws in reliance upon one or more exemptions from registration or qualification under the Securities Act and such state securities laws, and that the Company's reliance upon such exemption is predicated upon the Purchaser's representations set forth in this Agreement. The Purchaser understands and acknowledges that resale of the Shares may be restricted indefinitely unless they are subsequently registered under the Securities Act and qualified under state law or an exemption from such registration and such qualification is available.

          (c)  Accredited Investor. The Purchaser is an "accredited investor"
               -------------------
within the meaning of SEC Rule 501, as presently in effect.

     4.   Covenants.
          ---------

          (a) Restrictions on Additional Purchases of Company Stock.  The
              -----------------------------------------------------
Purchaser hereby agrees that until the third anniversary of the date hereof the Purchaser shall not purchase or otherwise acquire any shares of the capital stock of the Company other than the Shares, provided that the foregoing restriction shall not apply with respect to any shares of capital stock of the Company purchased or acquired by the Purchaser (i) as a stock dividend or distribution or as part of a stock split, recapitalization or similar transaction or merger or other business combination transaction involving the Company, (ii) if as a result of such acquisition the percentage of the outstanding Common Stock beneficially owned by the Purchaser (determined in accordance with SEC Rule 13d-
3) does not exceed the maximum percentage of such outstanding Common Stock beneficially owned by the Purchaser at any time prior to such acquisition, (iii) after any material breach by the Company of its obligations under the Marketing Agreement, or (iv) after the occurrence of a Change of Control Event or delivery of an Insider Sale Notice.

          (b)  Restrictions on Sales of the Shares.  The Purchaser hereby agrees
               -----------------------------------
that for a period of 13 months after the date hereof, the Purchaser will not sell or otherwise dispose of any of the Shares, provided that the foregoing restriction shall not apply with respect to any sale or disposition (i) to an affiliate of the Purchaser who agrees to be bound by this Section 4(b), (ii) effected after any material breach by the Company of its obligations under
Article 2, Article 3 or Section 10.2 of the Marketing Agreement, or (iii) effected after the occurrence of a Change of Control Event or delivery of an Insider Sale Notice with respect to such sale or disposition.

          (c)  Notice of Insider Sale.  The Company hereby agrees to provide
               ----------------------
written notice to the Purchaser at least ten (10) days prior to any Insider Sale ("Insider Sale Notice").

          (d)  Definitions. (i) As used herein, "Change of Control Event" means
               -----------
any of the following:

               (A) any person or group of persons acting together, excluding employee benefit plans of the Company, commences a tender offer to acquire or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; provided, however, the acquisition of more than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities by Erez Goren or by Alon Goren shall not constitute a Change of Control Event;

               (B) the Company's Board of Directors approves a merger, consolidation, share exchange, division or other reorganization or transaction of the Company (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction which would result in the holders of the Company's voting securities outstanding immediately before the Fundamental Transaction continuing after the Fundamental Transaction to own greater than 60% of the outstanding voting securities of (i) the Company, (ii) the surviving entity in the Fundamental Transaction, or (iii) in the case of a division, each entity resulting from the division;

               (C) the Board of Directors of the Company approves a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or any of its "Significant Subsidiaries" (as such term is defined in Regulation S-X under the Exchange
Act); or

               (D) during any period of twenty-four consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (including for this purpose any new director whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors of the Company.

               (ii) As used herein, "Insider Sale" means any sale or other disposition of shares of the capital stock of the Company by any officer or director of the Company that together with any other sales or dispositions by all other officers or directors of the Company occurring after the Closing results in such person or persons selling or otherwise disposing of 25% or more of the total voting securities of the Company issued and outstanding as of the Closing.

               (iii) As used herein, "Principal Market" means the New York Stock Exchange, the American Stock Exchange, or NASDAQ, whichever is at the time the principal trading market for the Common Stock (or any similar organization or agency succeeding such market or exchange's functions or reporting prices).

     5.   Miscellaneous.
          -------------

          (a)  Waivers and Amendments.  Any provision of this Agreement may be
               ----------------------
amended, waived or modified upon the written consent of the Company and the Purchaser.

          (b)  Governing Law.  This Agreement and all actions arising out of or
               -------------
in connection with this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of laws provisions of the Commonwealth of Virginia or of any other state.

          (c)  Entire Agreement.  This Agreement, together with the Exhibits
               ----------------
hereto, constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof.

          (d)  Expenses.  Each Party shall be responsible for and pay all costs
               --------
and expenses, including attorney's fees and accountants' fees, that it incurs in connection with the drafting and negotiation of this Agreement and the consummation of the transactions contemplated hereby, including without limitation the obtaining of any necessary and required governmental approvals.

          (e)  Confidentiality.  The provisions of Article 9 of the Marketing
               ---------------
Agreement shall apply to this Agreement as if this Agreement were part of the Purchase Agreement.

          (f)  Notices. All notices, requests and other communications hereunder
               -------
shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid to the applicable parties hereto at the address stated below or if any party shall have designated a different address or facsimile number by notice to the other party given as provided above, then to the last address or facsimile number so designated.

                 If to the Company:

                 3925 Brookside Parkway
                 Alpharetta, GA  30022
                 Attention: John Heyman, Executive Vice President
                 Facsimile:  770-360-7325

                 with a copy to:

                 Smith, Gambrell & Russell, LLP
                 1230 Peachtree Street, NE
                 Suite 3100
                 Atlanta, GA  30309
                 Attention: Richard G. Greenstein, Esq.
                 Facsimile:  404-815-3509

                 If to the Purchaser:
                 Dulles, VA 20166
                 2200 AOL Way
                 Attention:  President, Business Affairs/General Counsel
                 Facsimile:  (703) 265-1202/(703) 265-2208

                 with a copy to:
                 Arnold & Porter
                 555 Twelfth Street, N.W.
                 Washington, D.C. 20004-1206
                 Attention:    Robert B. Ott, Esq.
                 Facsimile:    (202) 942-5999


          (g)  Validity. If any provision of this Agreement shall be
               --------
judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions thereof shall not in any way be affected or impaired thereby.

          (h)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, and a Party's delivery of a signed counterpart by facsimile transmission shall constitute that Party's due execution of this Agreement.

          (i)  Business Day.  As used herein, "Business Day" means any day other
               ------------
than a Saturday, Sunday or other day on which the national or state banks located in the Commonwealth of Virginia are authorized to be closed.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first written above.

                              RADIANT SYSTEMS, INC.

                              By: /s/ John Heyman
                                  -------------------------------

                              Name:    John Heyman
                                     ----------------------------

                              Title:  Chief Financial Officer
                                     ----------------------------


                              AMERICA ONLINE, INC.


                              By: /s/  David M. Colburn
                                  -------------------------------

                              Name:    David M. Colburn
                                    -----------------------------

                              Title: President, Business Affairs
                                    -----------------------------

EXHIBIT 10.1                                                   Execution Copy

                                   EXHIBIT A
                                   ---------
                         REGISTRATION RIGHTS STATEMENT

       This Registration Rights Statement (this "Statement") sets forth the registration rights granted by Radiant Systems, Inc. (the "Company") to America Online, Inc. (the "Purchaser") under the Securities Purchase Agreement dated as of March ____, 2000 by and between the Company and the Purchaser (the "Purchase Agreement"). Capitalized terms defined in the Purchase Agreement and used herein without definition have the same meanings herein as in the Purchase Agreement.

       In consideration of the agreements of the Purchaser contained in the Purchase Agreement, the Company hereby grants to the Purchaser the rights set forth herein:

  1.   Definitions.  For purposes of this Statement:
       -----------
          (a) "Affiliate" has the meaning specified in Commission Rule
              144(a)(i).

          (b) "Change of Control Event" means any of the following:

               (i) any person or group of persons acting together, excluding employee benefit plans of the Company, commences a tender offer to acquire or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; provided, however, the acquisition of more than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities by Erez Goren or by Alon Goren shall not constitute a Change of Control Event;

               (ii) the Company's Board of Directors approves a merger, consolidation, share exchange, division or other reorganization or transaction of the Company (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (A) the Company's outstanding securities, (B) the surviving entity's outstanding securities, or (C) in the case of a division, the outstanding securities of each entity resulting from the division;

               (iii) the Board of Directors of the Company approves a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or any of its "Significant Subsidiaries" (as such term is defined in Regulation S-X under the Exchange
Act); or

               (iv) during any period of twenty-four consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (including for this purpose any new director whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors of the Company.

         (c) "Commencement Date" means the earlier of (i) thirteen (13) months from the Closing Date under the Purchase Agreement and (ii) the date on which a Change of Control Event or Insider Sale occurs.

         (d) "Commission" means the Securities and Exchange Commission or any successor.

         (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

         (f) "Insider Sale" means any sale or other disposition of shares of the capital stock of the Company by any officer or director of the Company that together with any other sales or dispositions by all other officers or directors of the Company occurring after the Closing results in such person or persons selling or otherwise disposing of 25% or more of the total voting securities of the Company issued and outstanding as of the Closing.

         (g) "Investors" means (i) the Purchaser, (ii) any Affiliate of the Purchaser or its successor and (iii) any person or entity to whom the Purchaser or any person or entity identified in clause (ii) of this Section 1(g) is permitted to sell, transfer or assign any of its Registrable Securities, other than in a sale pursuant to Rule 144 under the Securities Act or a registration effected pursuant to this Agreement.

         (h) "Register," "registered," and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

         (i) "Registration Expenses" means all expenses in connection with the Company's performance of or compliance with its obligations under this Statement, including, without limitation, all (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with securities or blue sky laws; (iii) printing expenses; (iv) messenger, telephone and delivery expenses incurred by the Company; (v) fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants retained by the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) Securities Act liability insurance if the Company so desires; (vii) fees, expenses and disbursements of any other individuals or entities retained by the Company in connection with the registration of the Registrable Securities; (viii) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on each national securities exchange or automated quotation system on which the Company has made application for the listing of its Common Stock; and (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses of any annual audit). Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities, or counsel fees and any other expenses incurred by Investors in connection with any registration that are not specified in the immediately preceding sentence.

          (j) "Registrable Securities" means (i) the Shares issued pursuant to the Purchase Agreement or (ii) shares of Common Stock or other securities of the Company issued as a dividend or other distribution on or in exchange for any of the Shares specified in clause (i).

          (k) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

  2.      Demand Registration.  If at any time after the Commencement Date
          -------------------
Investors holding more than twenty-five percent (25%) of the Registrable Securities submit a written request (a "Demand Notice") to the Company that the Company register Registrable Securities under and in accordance with the Securities Act (a "Demand Registration"), then the Company shall:

          (a) within ten (10) days after receipt of such Demand Notice, give written notice of the proposed registration to all other Investors; and

          (b) as soon as practicable, use diligent efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Investors joining in such request as are specified in written requests received by the Company within 20 days after the date the Company mails the written notice referred to in clause (i) above.

Notwithstanding the foregoing, if the Company shall furnish to the Investors a certificate signed by the chief executive officer or president of the Company stating that in the good faith judgment of the board of directors of the Company, it would be materially detrimental to the Company or its stockholders for a registration statement to be filed on or before the date filing would be required in connection with any Demand Registration and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing or delay its effectiveness for a reasonable period not to exceed ninety (90) days provided that such right shall not be exercised more than once with respect to a request for registration hereunder.

          (c) Underwriting.  In connection with any registration under this
              ------------
Section 2, if so requested by the Investor requesting such registration, the Company shall enter into an underwriting agreement with one or more underwriters selected by the

Investor (and reasonably acceptable to the Company) requesting such registration having terms and conditions customary for such agreements.


     (d) Shelf Registration.  If at the time the Company registers the
         ------------------
Registrable Securities under the Securities Act pursuant to this Section 2, the sale or other disposition of such Registrable Securities by the Investors may be made pursuant to a registration statement on Form S-3 (or any successor form that permits the incorporation by reference of future filings by the Company under the Exchange Act), such registration statement, unless otherwise directed by the Investor requesting such registration, shall be filed as a "shelf" registration statement pursuant to Rule 415 under the Securities Act (or any successor rule). Any such shelf registration shall cover the disposition of all Registrable Securities in one or more underwritten offerings, block transactions, broker transactions, at-market transactions and in such other manner or manners as may be specified by the Investor requesting such registration. The Company shall use its best efforts to keep such "shelf" registration continuously effective as long as the delivery of a prospectus is required under the Securities Act in connection with the disposition of the Registrable Securities registered thereby and in furtherance of such obligation, shall supplement or amend such registration statement if, as and when required by the rules, regulations and instructions applicable to the form used by the Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations. On one occasion during each twelve months such shelf registration statement remains effective, upon their receipt of a certificate signed by the chief executive officer or president of the Company in accordance with the last paragraph of Section 2(b) hereof, the Investors will refrain from making any sales of Registrable Securities under the shelf registration statement for a period of up to 60 days; provided that this right to cause the Investors to refrain from making sales shall not be exercised by the Company during the one year period following any exercise of the Company's right to defer the filing or delay its effectiveness of a registration statement under the last paragraph of Section 2(b).

     (e) Limitation on Number of Registrations.  The Company shall not be
         -------------------------------------
required to effect more than one registration under this Section 2, provided, however, that if either the Company determines that an Investor is an Affiliate of the Company or an Investor provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that there is a substantial possibility that such Investor may be deemed to be an Affiliate of the Company, then the limitation contained in this Section 2(e) shall no longer apply.

  3.   Company Registration.
       --------------------

          (a) Notice of Registration.  If at any time or from time to time, the
              ----------------------
Company shall determine to register any of its Common Stock, whether or not for its own account, other than a registration relating to employee benefit plans or a registration effected on Form S-4 (or its successor) ("Company Registration"), the Company shall:

               (i)  provide to each Investor written notice thereof at least ten
(10) days prior to the filing of the registration statement by the Company in connection with such registration; and

               (ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Investor received by the Company within five (5) days after the Company mails the written notice referred to above, subject to the provisions of
Section 3(b) below.

          (b) Underwriting.  The right of any Investor to registration pursuant
              ------------
to this Section 3 shall be conditioned upon the participation by such Investor in the underwriting arrangements specified by the Company in connection with such registration and the inclusion of the Registrable Securities of such Investor in such underwriting to the extent provided herein. All Investors proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and take all other actions, and deliver such opinions and certifications, as may be reasonably requested by such managing underwriter. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration. The Company shall so advise all Investors distributing Registrable Securities through such underwriting, and there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, shares held by the Investors. As among the Investors as a group, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities required to be included (determined without regard to any requirement of a request to be included in such registration) in such registration held by all Investors at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Investor to the nearest one hundred (100) shares.

          (c) Right to Terminate Registration.  The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Investor has elected to include Registrable Securities in such registration.

          Limitation on Number of Registrations.  The Company shall not be
          -------------------------------------
required to effect more than two (2) registrations pursuant to this Section 3, provided, however, that if either the Company determines that an Investor is an Affiliate of the Company or an Investor provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that there is a substantial possibility that such Investor may be deemed to be an Affiliate of the Company, then the limitation contained in this Section 3(d) shall no longer apply.



  4.      Expense of Registration.  All Registration Expenses incurred in
          -----------------------
connection with the registration and other obligations of the Company pursuant to Sections 2, 3 and 5 shall be borne by Company.

  5.      Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Statement to effect the registration of Registrable Securities, the Company shall:

          (a) promptly prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its reasonable diligent efforts to cause such registration statement to become effective as promptly as practicable and remain effective thereafter as provided herein, provided that prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to each of the Investors whose Registrable Securities are covered by such registration statement, their counsel and any underwriters copies of all such documents proposed to be filed sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon;

          (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities;

          (c) continue the effectiveness of such registration as provided in
Section 2(d) hereof where such registration statement relates to a shelf registration or in all other cases for a period of 180 days from the effective date of such registration statement;

          (d) subject to receiving reasonable assurances of confidentiality, for a reasonable period after the filing of such registration statement, and throughout each period during which the Company is required to keep a registration effective, make available for inspection by the selling holders of Registrable Securities being offered, and any underwriters, and their respective counsel, such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

          (e) promptly notify the selling holders of Registrable Securities and any underwriters and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission, by the National Association of Securities Dealers Inc. ("NASD"), and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose,
(iv) if at any time the representations and warranties of the Company cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (f) furnish to each selling holder of Registrable Securities being offered, and any underwriters, prospectuses or amendments or supplements thereto, in such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;

          (g) use reasonable diligent efforts to (i) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as any selling holder of such Registrable Securities or any underwriter of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (iii) take any and all such actions as may be reasonably necessary or advisable to enable such holder or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holder; provided however, that the Company shall not be required for any such purpose to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 5(g),
(y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

          (h) cause all such Registrable Securities to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company's Common Stock then trades; and

          (i) otherwise use reasonable diligent efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

  6.      Indemnification.  In the event any of the Registrable Securities are
          ---------------
included in a registration statement under this Statement:

          (a) the Company will indemnify each Investor who participates in such registration, each of its officers, directors, partners and agents, and each person controlling such Investor within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Investor, each of its officers, directors, partners and agents and each person controlling such Investor, each such underwriter and each person who controls any such underwriter, for reasonable legal fees actually incurred and other expenses incurred by them in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor or underwriter.

          (b) Each Investor will, if Registrable Securities held by such Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its officers, directors, partners and agents, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Investor, each of its officers, directors, partners and agents and each person controlling such Investor within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company, such Investors, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be that of such Indemnified Party unless
(i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.

          (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

  7.      Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, for as long as Registrable Securities are held by any Investor, the Company shall use reasonably diligent efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; or

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

  8.      Termination of Registration Rights.  No Investor shall be entitled to
          ----------------------------------
exercise any right provided for in this Statement after the earlier of ten (10) years following the Commencement Date and such time as all Registrable Securities held by such Investor may be sold under Rule 144 (or any successor rule) under the Securities Act within a single three-month period.

  9.      Information To Be Provided by the Investors.  Each Investor whose
          -------------------------------------------
Registrable Securities are included in any registration pursuant to this Agreement shall furnish the Company such information regarding such Investor and the distribution proposed by such Investor as may be reasonably requested in writing by the Company and as shall be required in connection with such registration or the registration or qualification of such securities under any applicable state securities law.

  10.     Miscellaneous.
          -------------

          (a) Amendments and Waivers.  The provisions of this Statement,
          --- ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to depart from the provisions hereof may not be given unless the Company has obtained the written consent of holders of a majority of the Registrable Securities then subject to this Statement. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Investors whose Registrable Securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other Investors may be given by the holders of a majority of the Registrable Securities being sold by such holders.

          (b) Notices.  All communications provided for hereunder shall be sent
              -------
by registered or certified mail, reputable overnight delivery service or facsimile transmission. Communications to the Purchaser shall be sent to the Purchaser at its address set forth in the Purchase Agreement and communications sent to any Investor other than the Purchaser shall be sent to such Investor at its address in the security register or other records of the Company. Communications to the Company shall be sent to the Company as provided in the Purchase Agreement.

          (c) Descriptive Headings.  The descriptive headings of the several
              --------------------
Sections of this Statement are inserted for convenience only and do not constitute a part of this Statement.

          (d) Governing Law.  This Statement shall be construed and enforced in
              -------------
accordance with, and the rights of the parties shall be governed by, the law of the Commonwealth of Virginia as applied to agreements entered into and wholly performed in Virginia, without giving effect to the choice of law or conflicts principles thereof.

          (e) Part of Purchase Agreement.  This Statement constitutes a part of
              --------------------------
the Purchase Agreement and is subject to all provisions thereof.

          (f) Severability. Any provision of this Statement that is prohibited
              ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.